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                                                                    Exhibit 10.9

January 20, 2000

Jon C. Thomas
Thomas Pierce & Company
3512 Maclay Boulevard., South
Tallahassee, FL 32312

Re: Amendment #1 to Exclusive Sales and Marketing Distributorship Agreement dated January 5, 2000
                       ---------------------------------------------------------

Dear Jon:


We hereby extend the termination date of our above captioned Letter of Intent (as defined in Paragraph 6) from February 1, 2000 to March 31, 2000.


                                           Very truly yours,

                                           /s/ John R. DePhillipo

                                           John R. DePhillipo
                                           Chairman and CEO


AGREED TO AND ACCEPTED:


/s/ Jon C. Thomas
Jon C. Thomas, President                                           Date: 1/20/00
Thomas Pierce & Company